UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

August 18, 2021

Date of Report (Date of earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

(302) 773-1000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

The information set forth in Item 8.01 of this Current Report on Form 8-K regarding the 2020 Base Indenture (as defined below), the 2021 Second Supplemental Indenture (as defined below), the Sixth Supplemental Indenture (as defined below) and the Notes (as defined below) is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 8.01 of this Current Report on Form 8-K regarding the Notes is incorporated herein by reference.

Item 8.01	Other Events.

Offering of 4.625% Senior Notes due 2029

On August 18, 2021, The Chemours Company (the “Company”) closed the private offering (the “Offering”) of $650,000,000 aggregate principal amount of the Company’s 4.625% Senior Notes due 2029 (the “Notes”), pursuant to the Purchase Agreement (the “Purchase Agreement”), dated as of August 4, 2021, by and among the Company, the guarantors named therein (the “Guarantors”) and Citigroup Global Markets Inc., as representative of the several initial purchasers named therein. The Notes were issued pursuant to the Indenture, dated as of November 27, 2020 (the “2020 Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture setting forth the terms of the Notes, dated as of August 18, 2021, among the Company, the guarantors named therein and the Trustee (the “2021 Second Supplemental Indenture” and together with the 2020 Base Indenture, the “Indenture”). The aggregate net proceeds from the Offering, $643,500,000, are expected to be used, together with cash on hand, to repurchase or redeem, as applicable, all of the Company’s outstanding 7.000% Senior Notes due 2025 (the “2025 Notes”).

The Notes were offered in the United States to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), outside the United States pursuant to Regulation S under the Securities Act and to institutional accredited investors (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) in reliance on a private placement exemption from registration under Section 4(a)(2) and/or Rule 506 of Regulation D of the Securities Act. The Notes have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

The Company will pay interest on the Notes, semi-annually in arrears on May 15 and November 15 of each year, beginning on November 15, 2021. The Notes will mature on November 15, 2029.

The Company may redeem the Notes, in whole or in part, from time to time at its option, prior to November 15, 2024, at redemption prices equal to 100% of the aggregate principal amount of the Notes to be redeemed, plus the applicable “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the redemption date. Also, at any time prior to November 15, 2024, the Company may redeem up to 35% of the aggregate principal amount of the Notes with the net cash proceeds from certain equity offerings at a price equal to 104.625% of the principal amount of such Notes, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. On or after November 15, 2024, the Company may redeem the Notes, in whole or in part, from time to time at its option, at the redemption prices set forth in the 2021 Second Supplemental Indenture, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. In the event of the occurrence of both (1) a Change of Control (as defined in the Indenture) and (2) a related lowering of the rating of the Notes by either of the Ratings Agencies (as defined in the 2021 Second Supplemental Indenture) within a specified period, unless the Company has previously exercised its optional redemption right with respect to the Notes in whole, the Company will be required to offer to repurchase the Notes from the holders at a price in cash equal to 101% of the then outstanding principal amount of the Notes, plus accrued and unpaid interest, if any, to, but excluding, the date of repurchase.

The Indenture includes certain covenants, including limitations on the Company’s ability to create certain liens on its assets or consolidate, merge or sell all or substantially all of its assets, subject to a number of important exceptions as specified in the Indenture. The Notes are unsecured and unsubordinated obligations of the Company and rank equally with all of the Company’s existing and future unsecured and unsubordinated indebtedness outstanding from time to time. The Indenture contains customary event of default provisions.

2025 Notes Amendments

On August 18, 2021, the Company, the Guarantors and the Trustee entered into the Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”) to the base indenture, dated as of May 12, 2015 (the “2015 Base Indenture”), among the Company, the guarantors party thereto, the Trustee, Elavon Financial Services DAC, UK Branch (formerly known as Elavon Financial Services Limited, UK Branch), as the Paying Agent and Elavon Financial Services DAC (formerly known as Elavon Financial Services Limited), as the Registrar and Transfer Agent. The Sixth Supplemental Indenture effects certain amendments (the “2025 Notes Amendments”) to the 2015 Base Indenture, as supplemented by the Second Supplemental Indenture (the “Second Supplemental Indenture”), dated as of May 12, 2015, among the Company, the guarantors party thereto and the Trustee, setting forth the terms of the 2025 Notes. Holders representing a majority of the aggregate principal amount of the 2025 Notes outstanding (excluding any 2025 Notes owned by the Company or any Guarantor or by any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any Guarantor) consented to the 2025 Notes Amendments.

The 2025 Notes Amendments amend the 2015 Base Indenture, as supplemented by the Second Supplemental Indenture, to shorten the minimum notice period: (i) for any optional redemption of the 2025 Notes by the Company on or after May 15, 2020, from at least 30 days but not more than 60 days to at least two business days but not more than 60 days; and (ii) for any optional redemption of the 2025 Notes by the Company at any time, following a tender offer for all of the outstanding 2025 Notes at a price of at least 100% of the principal amount of the 2025 Notes tendered and where at least 90% in aggregate principal amount of the outstanding 2025 Notes have tendered, from at least 30 days but not more than 60 days to at least one business day but not more than 60 days.

The foregoing descriptions of the 2020 Base Indenture, the 2021 Second Supplemental Indenture, the form of Notes, the 2015 Base Indenture, the Second Supplemental Indenture and the Sixth Supplemental Indenture do not purport to be complete and are qualified in their entirety by reference to the full text of these documents, which are filed as Exhibits 4.1, 4.2, 4.3, 4.4 and 4.5 respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

On August 17, 2021, the Company issued a press release announcing the early tender results of the previously announced tender offer and consent solicitation and receipt of the requisite consents to approve the 2025 Notes Amendments, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. On August 18, 2021 the Company issued a press release announcing the completion of the Offering, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

Exhibit 4.1	Indenture, dated as of November 27, 2020, among The Chemours Company and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 4.1 to The Chemours Company’s Current Report on Form 8-K, as filed with the U.S. Securities and Exchange Commission on November 27, 2020).

Exhibit 4.2	Second Supplemental Indenture, dated as of August 18, 2021, among The Chemours Company, the guarantors party thereto and U.S. Bank National Association, as trustee.

Exhibit 4.3	Specimen 4.625% Senior Notes Due 2029 (included in Exhibit 4.2).

Exhibit 4.4	Indenture, dated May 12, 2015 by and among The Chemours Company, the guarantors party thereto and U.S. Bank National Association, as trustee, Elavon Financial Services DAC, UK Branch (formerly known as Elavon Financial Services Limited, UK Branch), as paying agent with respect to the Euro Notes and Elavon Financial Services DAC (formerly known as Elavon Financial Services Limited), as registrar and transfer agent with respect to the Euro Notes (incorporated by reference to Exhibit 10.7 to The Chemours Company’s Amendment No. 3 to Form 10, as filed with the U.S. Securities and Exchange Commission on May 13, 2015).

Exhibit 4.5	Second Supplemental Indenture, dated May 12, 2015, by and among The Chemours Company, the guarantors party thereto and U.S. Bank National Association, as trustee (incorporated by reference to Exhibit 10.9 to The Chemours Company’s Amendment No. 3 to Form 10, as filed with the U.S. Securities and Exchange Commission on May 13, 2015).

Exhibit 4.6	Sixth Supplemental Indenture, dated as of August 18, 2021, among The Chemours Company, the guarantors party thereto, U.S. Bank National Association, as trustee, Elavon Financial Services DAC, UK Branch, as paying agent and Elavon Financial Services DAC, as registrar and transfer agent.

Exhibit 99.1	Press release dated as of August 17, 2021 issued by The Chemours Company.

Exhibit 99.2	Press release dated as of August 18, 2021 issued by The Chemours Company.

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

Date: August 18, 2021	By:	/s/ Sameer Ralhan
	Name:	Sameer Ralhan
	Title:	Senior Vice President and Chief Financial Officer